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                        NATIONS SEPARATE ACCOUNT TRUST
                                 (the "Trust")

                       Supplement dated October 31, 2001
                        to Prospectus dated May 1, 2001

            I. Sub-Advisory Arrangements with Chicago Equity Partners, LLC

               A. The prospectus for Nations Asset Allocation Portfolio is hereby supplemented by inserting the information below at the end of the second paragraph under the heading "How the Portfolios are managed -- Investment sub-advisers -- Chicago Equity Partners, LLC" as follows:

                       On October 10, 2001, the Board of the Trust approved the
                 replacement of Chicago Equity Partners, LLC as the investment sub-adviser to Nations Asset Allocation Portfolio with Banc of America Capital Management, LLC ("BACAP") effective January 1, 2002. The Board has approved an interim investment sub-advisory agreement with BACAP which allows it to serve as investment sub-adviser to the Portfolio through May 2002. The shareholders of Nations Asset Allocation Portfolio will be asked to approve a definitive investment sub-advisory agreement between the Portfolio and BACAP by the expiration of the interim period. It is anticipated that the Trust will hold a special meeting of Nations Asset Allocation Portfolio's shareholders in March 2002 prior to the expiration of the interim agreement in order to obtain their approval of the investment sub-advisory agreement with BACAP. Proxy materials discussing the change in sub-advisory arrangements are expected to be mailed in the first quarter of 2002.

               B. Effective January 1, 2002, the prospectus for Nations Asset Allocation Portfolio is hereby supplemented by deleting all references to Chicago Equity Partners, LLC and replacing the discussion of the Portfolio under the heading "About the Portfolios" with the discussion attached at the end of this document, which reflects BACAP as the new sub-adviser of the Portfolio, as well as changes to principal investment strategies and certain stated risks of the Portfolio. Corresponding changes relating to the new sub-advisory arrangements also should be reflected throughout the prospectus. Changing the sub-adviser from Chicago Equity Partners, LLC to BACAP may cause repositioning of the Portfolio's holdings, thereby possibly causing the Portfolio to incur increased brokerage commissions.


               OCTSUPP2

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[Graphic]
     About the sub-advisers

     Banc of America Capital Management, LLC ("BACAP") is this Portfolio's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the equity portion of the Portfolio. BACAP's Fixed Income Management Team makes the day-to-day decisions for the fixed income and money market portions of the Portfolio.

[Graphic]
     What is an asset
     allocation portfolio?

     This asset allocation Portfolio invests in a mix of equity and fixed income securities, and cash equivalents.

     Each of these "asset classes" has different risk/return characteristics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

     Asset allocation portfolios like this one can provide a diversified asset mix for you in a single investment.



Nations Asset Allocation Portfolio

[Graphic]
     Investment objective
     The Portfolio seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[Graphic]

     Principal investment strategies
     The Portfolio invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The equity securities the Portfolio invests in are primarily common stocks of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

The fixed income securities the Portfolio invests in are primarily investment grade bonds and notes; however, the Portfolio may invest up to 10% of its total assets in high yield debt securities. The Portfolio normally invests at least 25% of its assets in senior securities. The Portfolio may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

For the equity portion of the Portfolio, the team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

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     [Graphic]
     You'll find more about other risks of investing in this Portfolio in Other important information and in the SAI.


The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when the Portfolio's asset allocation changes, when there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.


[Graphic]

     Risks and other things to consider
     Nations Asset Allocation Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Interest rate risk - The prices of the Portfolio's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the

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       securities in which the Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Mortgage-related risk - The value of the Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.


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